UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2005

ALLIANCE FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

New York	0-15366	16-1276885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Madison Street, Syracuse, New York	13202
(Address of principal executive offices)	(Zip Code)

(315) 475-4478

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 27, 2005, Alliance Financial Corporation issued an earnings release announcing its financial results for the first quarter ended March 31, 2005. A copy of the earnings release is attached as Exhibit 99.1 and incorporated herein by reference. The supporting financial information referenced in the earnings release is attached as Exhibit 99.2 and incorporated herein by reference. As provided by Form 8-K, the information in the earnings release, the supporting financial information and this Item 2.02 is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	The following exhibits are furnished (but not filed) as part of this Form 8-K.

Exhibit No.	Description

99.1	Press Release of Alliance Financial Corporation dated April 27, 2005

99.2	Supporting Financial Information referenced in Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE FINANCIAL CORPORATION

Date: April 27, 2005
	By:	/s/ Jack H. Webb
Jack H. Webb, Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Alliance Financial Corporation dated April 27, 2005

99.2	Supporting Financial Information referenced in Press Release